UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               June 24, 2002
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                              CASH SYSTEMS, INC.
                              ------------------
           (Exact name of registrant as specified in its charter)



    Delaware                     0-18317                      87-0398535
    --------                     ---------                    ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                    3201 West County Road 42, Suite 106
                        Burnsville, Minnesota  55306
                        ----------------------------
                   (Address of Principal Executive Offices)

                               (952) 895-8399
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                      Exhibit Number
----------------------                          --------------

News Release dated June 24, 2002                  99

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          On June 24, 2002, Cash Systems, Inc., a Delaware corporation (the "Company") closed two private placements and the conversion of outstanding notes totaling $425,000 into 340,000 shares of the Company's common stock. In the private placements, the Company raised gross proceeds of $777,500 through the sale of 622,000 Units to "accredited" investors only. Each Unit consisted of one "unregistered" and "restricted" share of the Company's $0.001 par value common stock and one quarter (1/4) of one warrant to purchase an additional share of common stock at a price of $1.50 per share.

            On May 6, 2002, the Company filed with the U. S. Securities and Exchange Commission a Form D Notice of Sale of Securities disclosing the initial sales under its private placement of Units. The Company will promptly file an amended Form D disclosing the closing of both private placements.

            On June 24, 2002, the Company issued a news release with respect to the closing of these private placements. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CASH SYSTEMS, INC.


Dated:  6-24-02                                     /s/ Craig Potts
       -----------------                           -----------------
                                                   Craig Potts
                                              Chief Executive Officer and
                                                   President